UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Tekla Healthcare Investors, Tekla Heathcare Opportunities Fund, Tekla World Healthcare Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TEKLA HEALTHCARE INVESTORS
TEKLA HEALTHCARE OPPORTUNITIES FUND
TEKLA WORLD HEALTHCARE FUND
100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
TEKLA HEALTHCARE INVESTORS, TEKLA HEALTHCARE OPPORTUNITIES FUND AND TEKLA WORLD HEALTHCARE FUND:

An Annual Meeting of Shareholders of Tekla Healthcare Investors ("HQH"), Tekla Healthcare Opportunities Fund ("THQ") and Tekla World Healthcare Fund ("THW") (each a "Fund", together the "Funds") will be held on Thursday, June 15, 2017 at 1:30 p.m. at 100 Federal Street, 19th Floor, Boston, Massachusetts 02110, for the following purposes:

(1)  The election of Trustees of each Fund;

(2)  The ratification or rejection of the selection of Deloitte & Touche LLP as the independent registered public accountants of each Fund for the fiscal year ending September 30, 2017; and

(3)  The transaction of such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

The Board of Trustees of each Fund recommends that shareholders vote FOR the election of all nominees for election as Trustees and FOR the selection of Deloitte & Touche LLP as the independent registered accountants of each Fund.

Although the Annual Meetings are held together, each Fund's shareholders take action independently of the other. Shareholders of record at the close of business on April 19, 2017 will be entitled to vote at the Annual Meeting or at any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees of each Fund,

Daniel R. Omstead, Ph.D.
President

April 20, 2017

Please complete, date and sign the Proxy for the shares held by you and return the Proxy in the envelope provided so that your vote can be recorded. No postage is required if the envelope is mailed in the United States. It is important that you return your signed Proxy promptly, regardless of the size of your holdings, so that a quorum may be assured.

TEKLA HEALTHCARE INVESTORS
TEKLA HEALTHCARE OPPORTUNITIES FUND
TEKLA WORLD HEALTHCARE FUND

JOINT PROXY STATEMENT

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (each a "Board," together the "Boards") of Tekla Healthcare Investors ("HQH"), Tekla Healthcare Opportunities Fund ("THQ") and Tekla World Healthcare Fund ("THW") (each a "Fund", together the "Funds") of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds to be held on June 15, 2017 (the "Annual Meeting"), and any adjournment(s) or postponement(s) thereof, for the purposes set forth in the accompanying Notice of Joint Annual Meeting, dated April 20, 2017. This Joint Proxy Statement, the Notice of Joint Annual Meeting and the Proxy Card(s) are first being mailed to shareholders on or about April 20, 2017.

Proposal 1 relates to the election of Trustees of each Fund and Proposal 2 relates to the ratification of the independent registered public accountants of each Fund.

The Board of Trustees of each Fund recommends that shareholders vote FOR the election of all nominees for election as Trustees and FOR the selection of Deloitte & Touche LLP as the independent registered accountants of each Fund.

Each Fund will furnish, without charge, a copy of its Annual Report, or the most recent Semi-Annual Report succeeding the Annual Report, if any, to a shareholder upon request. Requests may be sent to the Fund at 100 Federal Street, 19th Floor, Boston, MA 02110 or be made by calling (617) 772-8500.

Proposal 1
ELECTION OF TRUSTEES

Each Fund's Declaration of Trust, as amended to date (the "Declaration of Trust"), provides that its Board shall be divided into three classes with staggered terms. For HQH, the term of office of the Class A Trustees expires on the date of the 2017 Annual Meeting and the term of office of the Class B and Class C Trustees will expire one and two years, respectively, thereafter. Trustees chosen to succeed the Class A Trustees whose terms are expiring will be elected for a three-year term. For THQ, the term of office of the Class C Trustees expires on the date of the 2017 Annual Meeting and the term of office of the Class A and Class B Trustees will expire one and two years, respectively, thereafter. Trustees chosen to succeed the Class C Trustees whose terms are expiring will be elected for a three-year term. For THW, the term of office of the Class B Trustees expires on the date of the 2017 Annual Meeting and the term of office of the Class C and Class A Trustees will expire one and two years, respectively, thereafter. Trustees chosen to succeed the Class B Trustees whose terms are expiring will be elected for a three-year term.

Each Fund's Declaration of Trust provides that a majority of its Trustees shall fix the number of the entire Board of Trustees and that such number shall be at least three and no greater than fifteen. Each Fund's Board has fixed the number of Trustees at seven. Proxies will be voted for the election of the following nominees for HQH, THQ and THW. In the event that a nominee is unable to serve for any reason when the election occurs, the accompanying Proxy will be voted for such other person or persons as the applicable Fund's Board may recommend.

HQH	Class A Nominees to Serve until 2020	Rakesh K. Jain, Ph.D.
Lucinda H. Stebbins, CPA
THQ	Class C Nominees to Serve until 2020	Michael W. Bonney
Uwe E. Reinhardt, Ph.D.
THW	Class B Nominees to Serve until 2020	Rakesh K. Jain, Ph.D.
Daniel R. Omstead, Ph.D.
Lucinda H. Stebbins, CPA

Each of the following Trustees is presently serving as a Trustee and has consented to so serve in the class and for the term specified below.

HQH	Class B Trustees to Serve until 2018	Daniel R. Omstead, Ph.D.
Uwe E. Reinhardt, Ph.D.
	Class C Trustees to Serve until 2019	Michael W. Bonney
Oleg M. Pohotsky, MBA, JD
William S. Reardon, CPA
THQ	Class A Trustees to Serve until 2018	Oleg M. Pohotsky, MBA, JD
William S. Reardon, CPA
	Class B Trustees to Serve until 2019	Rakesh K. Jain, Ph.D.
Daniel R. Omstead, Ph.D.
Lucinda H. Stebbins, CPA
THW	Class C Trustees to Serve until 2018	Michael W. Bonney
Uwe E. Reinhardt, Ph.D.
	Class A Trustees to Serve until 2019	Oleg M. Pohotsky, MBA, JD
William S. Reardon, CPA

The Boards believe that each Trustee's experience, qualifications, attributes and skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Fund's investment adviser, the administrator and other service providers, counsel and independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee's ability to perform the duties of a trustee effectively has been attained and enhanced through the Trustee's education, professional training and other life experiences, such as business, consulting or public service positions and through experience from service as a member of each Fund's Board, public companies, or non-profit entities or other organizations.

Michael W. Bonney: Mr. Bonney was a Partner at Third Rock Ventures until 2016 and was the Chief Executive Officer and member of the Board of Directors of Cubist Pharmaceuticals, Inc. until January, 2015, providing each Fund with valuable insight into operating matters relating to biotech companies and the overall healthcare industry. He serves on the Valuation Committee and is Chairman of the Governance and Nominating Committee of each Fund. Mr. Bonney is also a Director of Magenta Therapeutics, Celgene Corporation, Global Blood Therapeutics, Revolutions Medicine, Whitehead Institute, Alnylam Pharmaceuticals, Inc. and Gulf of Maine Research Institute and is Chairman of the Board of Trustees of Bates College. He holds a BA degree from Bates College.

Rakesh K. Jain, Ph.D.: Dr. Rakesh Jain is the Andrew Werk Cook Professor of Tumor Biology in the Department of Radiation Oncology at Harvard Medical School and the Director of the Edwin L. Steele Laboratory of Tumor Biology at Massachusetts General Hospital, providing each Fund with a valuable perspective on emerging life sciences technologies. Dr. Jain co-founded XTuit Pharmaceuticals, Inc. in 2012, where he also serves as a board member. He serves on the Governance and Nominating Committee of each Fund. Prior to joining Harvard, he was professor of chemical engineering at Columbia University and Carnegie Mellon University. Dr. Jain is regarded as a pioneer in the fields of tumor biology, drug delivery, in vivo imaging and bioengineering. Dr. Jain has authored more than 600 publications. He serves on advisory panels to government, industry and academia, and has served or continues to serve on editorial advisory boards of twenty journals, including Journal of Clinical Oncology and Nature Reviews Clinical Oncology. He has received more than 70 major awards and lectureships, including the United States National Medal of Science, a Guggenheim Fellowship, the Humboldt Senior Scientist Award, the National Cancer Institute's Research Career Development Award and Outstanding Investigator Grant, the Academic Scientist of the Year Award from the Pharmaceutical Achievements Awards, the Distinguished Service Award from Nature Biotechnology and the Innovator Award from the DoD Breast Cancer Program. He is a member of all three branches of US National Academies – the Institute of Medicine, the National Academy of Engineering and the National Academy of Sciences and is a member of the American Academy of Arts and Sciences. In May 2016, Dr. Jain received the National Medal of Science from President Obama at the White House.

Daniel R. Omstead, Ph.D.: Dr. Omstead is President and Chief Executive Officer of Tekla Capital Management LLC (the "Adviser"), a registered investment adviser that serves as investment adviser to the Funds. Dr. Omstead is also President of the Funds and serves on their Valuation Committee. Dr. Omstead is portfolio manager for the public and restricted/venture portfolios within the Funds. As part of these responsibilities, Dr. Omstead is a member of the Board of Directors of several portfolio companies including EBI Life Sciences, Inc., Euthymics Biosciences, Inc., GenomDx Biosciences Inc., IlluminOss Medical, Inc. and Veniti, Inc. Dr. Omstead is also an observer of the Board of Directors of AlterG, Inc. Prior to joining the Adviser, Dr. Omstead was President and CEO of Reprogenesis, Inc., a private development stage biotech company which developed therapies in the field of tissue engineering and regenerative medicine. Before joining Reprogenesis, Dr. Omstead was Senior Vice President, Research and Development, at Cytotherapeutics, Inc, a public biotech company. Prior to entering the biotech industry, Dr. Omstead was employed for fourteen years in positions of increasing responsibility within the pharmaceutical industry at Ortho Pharmaceutical Corporation and at the R.W. Johnson Pharmaceutical Research Institute, both divisions of Johnson & Johnson, and at Merck, Sharp and Dohme Research Laboratories, a division of Merck & Co., Inc. Dr. Omstead provides each Fund with insights into both pharmaceutical and biotech companies. Dr. Omstead holds Ph.D. and Master's Degrees in Chemical Engineering and Applied Chemistry from Columbia University and a B.S. degree in Civil Engineering from Lehigh University. He is an emeritus member of the Board of Directors of a non-profit agency that provides emergency shelter, housing and supportive services to homeless and low-income individuals and families in the Boston area. Dr. Omstead is also a member of the Board of Trustees at the Joslin Diabetes Center.

Oleg M. Pohotsky, MBA, JD: Mr. Pohotsky is a corporate finance and investment professional with over forty years of diversified experience gained both in industry and in financial markets. Mr. Pohotsky serves as Chairman of the Board of Trustees of each Fund and also serves as Chairman of each Fund's Valuation Committee and serves on each Fund's Audit Committee. He has over 45 years of cumulative board experience in the full range of organization types: publicly-traded, privately-held, venture-backed and non-profit. He has also served as a director of a healthcare services company listed on the Nasdaq NMS where he was a member of the audit committee. In his various directorships he has also served on investment, compensation, personnel and executive committees. His career spanned over twenty years in the investment industry, both as an investment banker and as a venture capital and private equity investor, and included serving as chairman of the valuation and fairness opinion committee of a NYSE-member firm. Mr. Pohotsky also currently serves on the Board of Directors of Avangardco Investments Holdings, an LSE-listed agribusiness enterprise based in Ukraine, on the board of directors of the New America High Income Fund, Inc., a closed end fund investing in high yield securities on a leveraged basis and on the Board of Advisors of Kaufman & Co., LLC, a Boston-based boutique investment banking firm, and is affiliated with GovernanceMetrics International, Inc. as a Senior Advisor. He provides each Fund with valuable experience in valuation and the financial industry. Mr. Pohotsky holds a BSChE degree from Clarkson University, a JD degree from the University of Miami and MBA from the Harvard Business School. He has also been awarded an honorary doctorate by Clarkson University.

William S. Reardon, CPA: Mr. Reardon's personal experience as a Life Science audit partner at PricewaterhouseCoopers LLP ("PwC"), with a broad spectrum of companies across the corporate life cycle from startup to successful product driven pharmaceutical companies, provides each Fund with a valuable perspective in analyzing life science company opportunities and in valuing the venture portion of the portfolio. Until 2002, Mr. Reardon was a business assurance partner in PwC's Boston office and leader of the Life Sciences Industry Practice for New England and the Eastern U.S., working closely with many of the Firm's public clients in SEC-registered equity, convertible and R&D limited partnership offerings and many initial public offerings. He serves on the Valuation Committee and as Chair of the Audit Committee of each Fund. From 1998-2000 he served on the Board of the Emerging Companies Section of the Biotechnology Industry Organization ("BIO") and from 2000 to 2002 he served on the Board of Directors of the Massachusetts Biotechnology Council ("MBC"). During his professional career, he was a frequent speaker at BIO conferences and MBC Industry meetings on issues affecting biotechnology companies. He currently also serves as a board member and audit committee chair of a development-stage public company, Idera Pharmaceuticals. Mr. Reardon is member of the American Institute of CPAs and the Massachusetts Society of CPAs, with an MBA from Harvard Business School and a BA in East Asian History from Harvard College.

Uwe E. Reinhardt, Ph.D.: Dr. Reinhardt is the James Madison Professor of Political Economy at Princeton University, teaching economics and public affairs since 1968, and has been a member of the Institute of Medicine of the National Academy of Sciences since 1978. He serves on the Audit Committee of each Fund. Dr. Reinhardt is recognized as one of the nation's leading authorities on health care economics, a prominent scholar in health care economics and a frequent speaker and author on subjects ranging from the war in Iraq to the future of Medicare. Dr. Reinhardt provides each Fund with valuable insights in healthcare economics and reform. He is a past president of the Association of Health Services Research. From 1986 to 1995 he served as a commissioner on the Physician Payment

Review Committee, established in 1986 by Congress to advise it on issues related to the payment of physicians. He is a senior associate of the Judge Institute for Management of Cambridge University, UK, and a trustee of Duke University and the Duke University Health System. Dr. Reinhardt is or was a member of numerous editorial boards, among them the Journal of Health Economics, the Milbank Memorial Quarterly, Health Affairs, the New England Journal of Medicine, and the Journal of the American Medical Association. Dr. Reinhardt received his Ph.D. from Yale University.

Lucinda H. Stebbins, CPA: Ms. Stebbins brings to each Fund over thirty years experience working in the fund industry, providing valuable perspectives on a variety of technical and industry matters. She serves on the Audit Committee and Governance and Nominating Committee of each Fund. She started her career with the investment management firm of Scudder, Stevens and Clark, which was later merged into the U.S. operations of Zurich Financial Services, and then finally acquired by Deutsche Bank. She served as a Senior Vice President at Scudder Investments and subsequently as a Director at Deutsche Asset Management and was an officer of approximately 200 funds in these complexes. Ms. Stebbins' expertise is in the accounting, tax, and regulatory sides of the fund business, and she continued through 2015 to act as an independent consultant to the fund industry. Prior to joining Scudder, she was a Senior Manager at Price Waterhouse and is a member of the Massachusetts Society of CPAs. She also serves on the Board of Solstice Home Care, Inc., served on the Board of Bald Peak Land Company and has been on a number of non-profit Boards. She holds an MBA degree from Babson College and a BA in economics from Wellesley College.

The Trustees and their principal occupation for at least the last five years are set forth in the table below.

Name, Age and Address	Position(s) Held with HQH, THQ and THW	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
INDEPENDENT TRUSTEES AND NOMINEES
Michael W. Bonney (58) 100 Federal Street, 19th Floor, Boston MA 02110	Trustee of HQH, THQ and THW; Member of each Fund's Valuation and Governance and Nominating Committees.	3 years for HQH (since 2011); 3 years for THQ (since 2014); 3 years for THW (since 2015).	Partner, Third Rock Ventures (until 2016); Chief Executive Officer and Director, Cubist Pharmaceuticals, Inc. (2012-2015); President, Chief Executive Officer and Director, Cubist Pharmaceuticals, Inc. (2003-2012).	4

Director, Magenta Therapeutics (since 2016); Director, Whitehead Institute (since 2015); Director, Celgene Corporation (since 2015); Director, Global Blood Therapeutics (since 2016); Revolution Medicine (since 2016); Director, Alnylam Pharmaceuticals, Inc. (since 2014); Director, NPS Pharmaceuticals, Inc. (2005-2015); Chairman of the Board of Trustees, Bates College (since 2010); Trustee, Bates College (since 2002); Director, Gulf of Maine Research Institute (since 2015); Director, NPS Pharmaceuticals (2005-2015); Board member of the Pharmaceutical Research and Manufacturers of America (PhRMA) (2009-2014).

Name, Age and Address	Position(s) Held with HQH, THQ and THW	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Rakesh K. Jain, Ph.D. (66) 100 Federal Street, 19th Floor, Boston MA 02110	Trustee of HQH, THQ and THW; Member of each Fund's Governance and Nominating and Qualified Legal Compliance Committees.	3 years for HQH (since 2007); 3 years for THQ (since 2014); 3 years for THW (since 2015).	Director, Steele Lab of Tumor Biology at Massachusetts General Hospital (since 1991); A.W. Cook Professor of Tumor Biology (Radiation Oncology) at Harvard Medical School (since 1991).	4

Ad hoc Consultant/Scientific Advisory Board Member for pharmaceutical/biotech companies (various times since 2002); Ad hoc Consultant, Gershon Lehman Group (since 2004); Director, Co-Founder, XTuit Pharmaceuticals, Inc. (Since 2012).

Oleg M. Pohotsky (70) 100 Federal Street, 19th Floor, Boston MA 02110	Trustee, HQH, THQ and THW; Chairman, HQH (since 2012); Chairman, THQ (since 2014); Chairman, THW (since 2015); Member of each Fund's Audit, Valuation and Qualified Legal Compliance Committees.	3 years for HQH (since 2000); 3 years for THQ (since 2014); 2 year for THW (since 2015).	Consultant and Managing Partner, Right Bank Partners (since 2002) (Corporate governance and strategy advisory).	4	Adviser, Board of Advisers, Kaufman & Co. LLC (since 2008); Director, Avangardco Investments Holdings (since 2011); Director, New America High Income Fund, Inc. (since 2013).
William S. Reardon, CPA (70) 100 Federal Street, 19th Floor, Boston MA 02110	Trustee, HQH, THQ and THW; Member of each Fund's Valuation, Audit and Qualified Legal Compliance Committees.	3 years for HQH (since 2010); 3 years for THQ (since 2014); 2 year for THW (since 2015).	Independent Consultant (since 2002).	4	Director, Idera Pharmaceuticals, Inc. (since 2002); Director, Synta Pharmaceuticals Corp. (2004-2016).

Name, Age and Address	Position(s) Held with HQH, THQ and THW	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Uwe E. Reinhardt, Ph.D. (79) 100 Federal Street, 19th Floor, Boston MA 02110	Trustee, HQH, THQ and THW; Member of each Fund's Audit Committee.	3 years for HQH (since 1988); 3 years for THQ (since 2014); 3 years for THW (since 2015).	Professor of Economics, Princeton University (since 1968).	4	Director, Boston Scientific Corporation (2002-2015); Director, Amerigroup, Inc. (2002-2012).
Lucinda H. Stebbins, CPA (71) 100 Federal Street, 19th Floor, Boston MA 02110	Trustee, HQH, THQ and THW; Member of each Fund's Audit and Governance and Nominating Committees.	3 years for HQH (since 2006); 3 years for THQ (since 2014); 3 years for THW (since 2015).	Independent Consultant, Deutsche Bank (2004-2015).	4	Director, Bald Peak Land Company (2008-2014); Director, Solstice Home Care, Inc. (since 2014).

Name, Age and Address	Position(s) Held with HQH, THQ and THW	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
INTERESTED TRUSTEE
Daniel R. Omstead, Ph.D.* (63) 100 Federal Street, 19th Floor, Boston, MA 02110	Trustee, HQH, THQ and THW; President, HQH (since 2001); President THQ (since 2014); President THW (since 2015); Member of each Fund's Valuation Committee.	3 years for HQH (since 2003); 3 years for THQ (since 2014); 3 years for THW (since 2015).	President, HQH and Tekla Life Sciences Investors (since 2001); President, THQ (since 2014); President THW (since 2015); President, Chief Executive Officer and Managing Member, Tekla Capital Management LLC (since 2002).	4

Director: Celladon Corporation (2012-2014); Concentric Medical, Inc. (2008-2012); Dynex Corporation (2011-2017); EBI Life Sciences, Inc. (since 2015); Euthymics Biosciences, Inc. (since 2015); GenomeDx Biosciences Inc. (since 2016); IlluminOss Medical, Inc. (since 2011); Insightra Medical, Inc. (2015-2016); Joslin Diabetes Center (since 2016); Magellan Diagnostics, Inc. (2006-2016); Neurovance, Inc. (2015-2017); Palyon Medical Corporation (2009-2015); Tibion Corporation (2011-2013) and Veniti, Inc. (since 2015).

  *  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), through position or affiliation with the Adviser.

The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned by such Trustee in HQH, THQ and THW and in the aggregate in all funds overseen by a Trustee in the fund complex as of March 31, 2017. The information as to beneficial ownership is based upon statements furnished by each Trustee.

Name of Trustee or Nominee	Dollar Range of Equity Securities in HQH	Dollar Range of Equity Securities in THQ	Dollar Range of Equity Securities in THW	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Fund Complex
Independent Trustees
Michael W. Bonney	$50,001-$100,000	$50,001-$100,000	Over $100,000	Over $100,000
Rakesh K. Jain, Ph.D.	None	None	None	None
Oleg M. Pohotsky	$1-$10,000	None	None	$10,001-$50,000
William S. Reardon	$10,001-$50,000	None	None	$50,001-$100,000
Uwe E. Reinhardt, Ph.D.	$50,001-$100,000	None	None	Over $100,000
Lucinda H. Stebbins, CPA	Over $100,000	$10,001-$50,000	None	Over $100,000
Interested Trustee
Daniel R. Omstead, Ph.D.	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Although Trustees are encouraged to attend the annual meetings of shareholders to the extent they are able, none of the Funds has a formal policy with regard to Board members' attendance at annual meetings of shareholders. Last year, seven Trustees then in office attended the 2016 annual meeting of shareholders of each Fund.

Shareholders wishing to send communications to the Board of any Fund may communicate with members of the Board by submitting a written communication directed to the Board in care of Tekla Capital Management LLC, 100 Federal Street, 19th Floor, Boston, MA 02110.

Trustees – Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of each Fund rests with the Board. The Board of each Fund is comprised of seven individuals, six of whom are not "interested persons" of the Fund as defined in the 1940 Act ("Independent Trustees"). The Chairman of the Board is an Independent Trustee. The Chairman presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Independent Trustees and the Fund's management between Board meetings. Except for any duties specified herein, the designation as Chairman does not impose any obligations or standards greater than or different from other Trustees.

The Board of each Fund holds regular quarterly meetings each year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board of each Fund has established Audit, Governance and Nominating, Valuation and Qualified Legal Compliance Committees to assist the Board in the oversight of the management and affairs of the Fund. All of the members of these Committees are Independent Trustees, except for Dr. Omstead, who serves on the Valuation Committee. From time to time the Board may establish additional committees or informal working groups to deal with specific matters.

Each Fund is subject to a number of risks including investment, compliance, operational and valuation risks. Although the Adviser and the officers of each Fund are responsible for managing these risks on a day-to-day basis, the Board of each Fund has adopted, and periodically reviews, policies and procedures designed to address these risks. As part of its regular oversight, the Board of each Fund, directly or through a Committee, interacts with the Fund's Chief Compliance Officer, the Fund's independent public accounting firm, and the Fund's legal counsel. These interactions include discussing the Fund's risk management and controls with the independent registered public accounting firm engaged by the Fund, reviewing valuation policies and procedures and the valuations of specific restricted securities, and receiving periodic reports from the Fund's Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund's and such providers' compliance programs. The Board's oversight function is facilitated by management reporting processes designed to provide information to the Board regarding the identification, assessment, and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund's risk management from time to time and may change the manner in which it fulfills its oversight responsibilities at its discretion at any time.

The Board of each Fund has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning and may make changes at its discretion at any time.

Standing Committees

Audit Committee. Each Fund has an Audit Committee comprised solely of Independent Trustees who are "independent" as defined in the New York Stock Exchange ("NYSE") Listing Standards. The Board of each Fund has adopted a written charter for the Audit Committee. The Audit Committee charter is available at http://www.teklacap.com/funds/hqh/fund/literature. The principal purpose of each Fund's Audit Committee is to assist the Board in fulfilling its responsibility to oversee management's conduct of the Fund's financial reporting process, including reviewing the financial reports and other financial information provided by the Fund, the Fund's systems of internal accounting and financial controls and the annual independent audit process.

Each Audit Committee's role is one of oversight, and it is recognized that each Fund's management is responsible for preparing each Fund's financial statements and that each Fund's independent registered public accountant is responsible for auditing those financial statements. Although each Audit Committee member must be financially literate and one member must have accounting or financial management expertise (as determined by the Board in its business judgment), Audit Committee members are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Audit Committee members rely, without independent verification, on the information provided to them and on the representations made by management and each Fund's independent registered public accountants.

The members of each Fund's Audit Committee are Mr. Pohotsky, Mr. Reardon, Dr. Reinhardt and Ms. Stebbins. Mr. Reardon is the Chairman of each Fund's Audit Committee. The Audit Committee of each Fund held four meetings during the fiscal year ended September 30, 2016.

Governance and Nominating Committee. Each Fund has a Governance and Nominating Committee comprised solely of Independent Trustees who are "independent" as defined in the NYSE Listing Standards. The Committee charter is not available on the Fund's website but the written charter is included as Exhibit A to this Proxy Statement dated April 20, 2017.

The principal missions of the Governance and Nominating Committee of each Fund are to (i) review, evaluate, and enhance the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund and (ii) to promote the effective participation of qualified individuals on the Board, on committees of the Board, and as executive officers of the Fund. The Committee shall consider the Corporate Governance Guidelines that have been approved by the Board in fulfilling its missions.

The Committee of each Fund reviews, discusses and makes recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the Fund's management. The Committee makes nominations for Trustees and officers of the Fund and for membership on all committees of the Board and submits such nominations to the full Board for consideration.

Each Fund's By-Laws require that each prospective trustee candidate have a college degree or equivalent business experience and provide a list of minimum qualifications for trustees, which include expertise, experience or relationships relevant to the business of the Fund. Each Fund's By-Laws also require that a candidate not be serving in any of various positions with another investment company (as defined in the 1940 Act) that focuses its investments in the healthcare and/or life sciences industries, unless such investment company is managed by the Fund's investment adviser or an affiliate, or in various positions with the investment adviser, sponsor or equivalent of such an investment company. Each Committee may also take into account other factors when considering and evaluating potential trustee candidates, including but not limited to: (i) availability and commitment to attend meetings and perform responsibilities of the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) the candidate's ability, judgment and expertise; and (vi) the overall diversity of the Board's composition.

The Committee of each Fund may identify prospective trustees from any reasonable source, including, but not limited to, the consultation of third-party trustee search services. The Committee will consider potential trustee candidates recommended by shareholders, provided that the proposed candidates (i) satisfy any minimum qualifications of the Fund for its trustees; (ii) are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund or the Adviser; and (iii) are "independent" as defined in the NYSE Listing Standards. In order to be evaluated by the Committee, trustee candidates recommended by shareholders must also meet certain eligibility requirements as set out in the Committees' charter. Other than those eligibility requirements, the Committee shall not evaluate shareholder trustee nominees in a different manner than other nominees. The standard of the Committee is to treat all equally qualified nominees in the same manner.

All recommendations by shareholders must be received by a Fund by the deadline for submission of any shareholder proposals which would be included in the Fund's proxy statement for the next annual meeting of the Fund. Each shareholder or shareholder group must meet the requirements stated in the Committee's charter in order to recommend a candidate. A shareholder or shareholder group may not submit more than one candidate per year. When recommending a trustee candidate, shareholders must include in their notice to the Fund's Secretary: (i) the shareholder's contact information; (ii) the trustee candidate's contact information and the number of Fund shares owned by the proposed candidate; (iii) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Act of 1934, as amended (the "Exchange Act"); and (iv) a notarized letter executed by the trustee candidate, stating his or her intention to be a nominee and be named in the Fund's proxy statement, if nominated by the Board, and to serve as a trustee, if so elected. Once a recommendation has been timely received in proper form, the candidate will be asked to complete an eligibility questionnaire to assist the Fund in assessing the candidate's qualifications as a potential Independent Trustee and as someone who is "independent" under the NYSE Listing Standards. The Committee will make such determinations in its sole discretion and such determinations shall be final.

The members of each Fund's Committee are Mr. Bonney, Dr. Jain and Ms. Stebbins. Mr. Bonney is the Chairman of the Committee. The Governance and Nominating Committees of each Fund held two meetings during the fiscal year ended September 30, 2016.

Valuation Committee. Each Fund's Board has delegated to the Fund's Valuation Committee general responsibility for determining, in accordance with the Fund's valuation procedures, the value of assets held by the Fund on any day on which the net asset value per share is determined. The Valuation Committee may appoint, and has appointed, a Sub-Committee made up of employees and officers of the Adviser to deal with day to day valuation decisions, subject to oversight by the Valuation Committee. The Valuation Committee shall meet as often as necessary to ensure that each action taken by the Sub-Committee is reviewed within a calendar quarter of the occurrence. In connection with its review, the Valuation Committee shall ratify or revise the pricing methodologies authorized by the Sub-Committee since the last meeting of the Valuation Committee. The Valuation Committee is charged with the responsibility of determining the fair value of the Fund's securities or other assets in situations set forth in the Fund's valuation procedures.

The members of each Fund's Valuation Committee are Mr. Bonney, Dr. Omstead, Mr. Pohotsky and Mr. Reardon. Mr. Pohotsky is the Chairman of each Fund's Valuation Committee. The Valuation Committees of each Fund held four meetings during the fiscal year ended September 30, 2016.

Qualified Legal Compliance Committee. Each Fund has a Qualified Legal Compliance Committee ("QLCC") comprised solely of Independent Trustees. The Board of each Fund has adopted a written charter for the QLCC. The principal purpose of the Fund's QLCC is to review and respond to reports of Evidence of a Material Violation (as defined in the QLCC charter). Reporting Evidence of a Material Violation is required under the Standards of Professional Conduct for Attorneys adopted by the U.S. Securities and Exchange Commission (the "SEC") under the Sarbanes-Oxley Act of 2002 (the "Standards"). Under the Standards, if an attorney appearing and practicing before the SEC in the representation of an issuer, such as the Fund, becomes aware of Evidence of a Material Violation by the issuer or by any officer, trustee, employee or agent of the issuer, the Standards provide for the attorney to report such evidence to the issuer's QLCC forthwith. In discharging its role, the QLCC is granted the power to investigate any Evidence of a Material Violation brought to its attention with full access to all books, records, facilities and personnel of the Fund and the power to retain outside counsel, auditors or other experts for this purpose.

The members of each Fund's QLCC are Dr. Jain, Mr. Pohotsky and Mr. Reardon. Mr. Reardon is the Chairman of each Fund's QLCC. Each Fund's QLCC had no cause to meet during the fiscal year ended September 30, 2016.

Attendance. During the fiscal year ended September 30, 2016, each Fund's Board held four meetings; each Fund's Audit Committee held four meetings; each Fund's Governance and Nominating Committee held two meetings; each Fund's Valuation Committee held four meetings.

Each of the Trustees attended 100% of the aggregate number of meetings of the Boards of each Fund and the Committees of the Board of each Fund on which such Trustee served during the fiscal year-ended September 30, 2016.

Compensation of Trustees and Officers

For the fiscal year ended September 30, 2016, each Fund paid an annual fee of $15,000 to its Independent Trustees and the Chairman of the Board receives an additional annual fee of $5,000. Additionally, each Fund paid each Independent Trustee $1,000 for each Board and $750 for each Committee meeting attended in person and $250 for each Board and Committee meeting attended by telephone. The Chairman of the Audit Committee and the Chairman of the Valuation Committee of each Fund each received an additional annual fee of $2,500. The Chairman of the Governance and Nominating Committee of each Fund each received an additional annual fee of $1,250. Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. For the fiscal year ended September 30, 2016, the Independent Trustees as a group received $679 from HQH, $534 from THQ and $336 from THW for reimbursed expenses.

Each Fund has entered into a Services Agreement (the "Agreement") with the Adviser. Pursuant to the terms of the Agreement, each Fund reimburses the Adviser for a portion of the payment of salary and provision of benefits to each Fund's Chief Compliance Officer. During the fiscal year ended September 30, 2016 these payments amounted to $77,565 for HQH, $73,132 for THQ and $37,675 for THW. Trustees and officers of each Fund who hold positions with the Adviser receive indirect compensation from the investment advisory fee paid to the Adviser by each Fund.

The following table sets forth information regarding compensation of Trustees by each Fund for the fiscal year ended September 30, 2016, but does not include reimbursed expenses as described above.

Compensation Table

Name of Person, Position	Aggregate Compensation from each Fund			Pension or Retirement Benefits Accrued as part of each Fund's Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from All Funds in Fund Complex Paid to Trustees
Independent Trustees	HQH	THQ	THW
Michael W. Bonney	$23,250	$23,250	$22,729	N/A	N/A	$92,479
Rakesh K. Jain, Ph.D.	$19,500	$19,500	$19,500	N/A	N/A	$78,000
Oleg M. Pohotsky	$31,500	$31,500	$28,375	N/A	N/A	$122,875
William S. Reardon, CPA	$25,000	$25,000	$25,000	N/A	N/A	$100,000
Uwe E. Reinhardt, Ph.D.	$17,750	$17,750	$17,750	N/A	N/A	$71,000
Lucinda H. Stebbins, CPA	$25,000	$25,000	$23,958	N/A	N/A	$98,958
Interested Trustees
Daniel R. Omstead, Ph.D.	$0	$0	$0	N/A	N/A	$0

Executive Officers

Set forth below is information for at least the last five years with respect to the executive officers of each Fund who do not also serve as Trustees. Each officer has been elected by the Board of each Fund and serves at the pleasure of the Board.

Laura Woodward, CPA (48), 100 Federal Street, 19th Floor, Boston MA 02110: Chief Compliance Officer, HQH, Tekla Life Sciences Investors and Tekla Capital Management LLC (since 2009), of THQ (since 2014) and of THW (since 2015); Secretary and Treasurer, HQH and Tekla Life Sciences Investors (since 2009), of THQ (since 2014) and of THW (since 2015); Senior Manager, PricewaterhouseCoopers LLP (prior to 2009).

Required Vote

Each Fund's Declaration of Trust states that the Trustees shall be elected by a plurality of each Fund's shares voting at the Annual Meeting. The Trustees recommend a vote FOR all nominees. Plurality voting means the nominee for each seat receiving the greatest number of votes will be elected.

INFORMATION PERTAINING TO THE ADVISER

The Adviser is a limited liability company organized under the laws of Delaware. Under each Fund's Investment Advisory Agreement, the Adviser is responsible for the management of the Fund's assets, subject to the supervision of the Board. The Adviser manages the investments of each Fund in accordance with its investment objective and policies. The Adviser is also obligated to supervise and perform certain administrative and management services and is obligated to provide the office space, facilities, equipment and personnel necessary to perform its duties. Except for a portion of the salary of each Funds' Chief Compliance Officer, the salaries of all officers of each Fund and all personnel of each Fund or of the Adviser performing services relating to research, statistical or investment activities, and of all Trustees who are "interested persons" of the Fund or of the Adviser (as defined in the 1940 Act), are paid by the Adviser. The Adviser is located at 100 Federal Street, 19th Floor, Boston, MA 02110.

Daniel R. Omstead Ph.D. serves as President and Chief Executive Officer of the Adviser. The address for Dr. Omstead is c/o Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110.

REPORT OF THE AUDIT COMMITTEE OF EACH FUND

Each Fund's Audit Committee reviewed and discussed the Fund's audited financial statements with management for the Fund's fiscal year ended September 30, 2016, and discussed with the Fund's independent registered public accountants, Deloitte & Touche LLP, the matters required to be discussed by the Public Company Accounting Oversight Board ("PCAOB") Standard No. 16, as modified or supplemented. Each Fund's Audit Committee received written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB Ethics and Independence Rule 3526 regarding Deloitte & Touche's communications with the Audit Committee concerning independence and discussed with Deloitte & Touche LLP its independence. Based on its review and discussions with management and Deloitte & Touche LLP, the Fund's Audit Committee recommended to the Board that the Fund's audited financial statements for the Fund's fiscal year ended September 30, 2016, be included in the Fund's Annual Report filed with the SEC.

SUBMITTED BY THE AUDIT COMMITTEE OF EACH FUND

Oleg M. Pohotsky
William S. Reardon
Uwe E. Reinhardt
Lucinda Stebbins

Proposal 2
RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS

Each Fund's Audit Committee has approved the appointment of Deloitte & Touche LLP as the independent registered public accountants for the fiscal year ending September 30, 2017, and a majority of the Board of each Fund, including a majority of the Independent Trustees, subsequently approved the appointment.

Accounting services to be performed by Deloitte & Touche LLP for each Fund will consist of the examination of the annual financial statements of the Fund, consultation on financial, accounting and reporting matters, review and consultation regarding various filings with the SEC and attendance at some meetings of the Board. Deloitte & Touche LLP also will perform non-audit services consisting of review of income tax returns of each Fund.

A representative of Deloitte & Touche LLP is expected to participate in the Joint Annual Meeting and to be available for questioning and have an opportunity to make a statement.

The following tables set forth the aggregate fees billed for professional services rendered by Deloitte & Touche LLP to each Fund during each Fund's two most recent fiscal years:

Fund	Fiscal year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
HQH	2016	$111,240	$0	$4,650	$0
	2015	$108,010	$0	$4,650	$0
THQ	2016	$37,080	$0	$4,650	$0
	2015	$36,000	$0	$4,650	$0
THW	2016	$40,170	$0	$4,650	$0
	2015	$39,000	$0	$4,650	$0

All of the services described in the table above were approved by each Audit Committee pursuant to its pre-approval policies and procedures (the "Pre-Approval Policies and Procedures") which are summarized below to the extent that such services were required to be pre-approved by each Audit Committee.

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to each Fund and to the Adviser, or an affiliate thereof that provides ongoing services to each Fund, amounted to $4,650 for the fiscal years ended September 30, 2016 and 2015 for HQH, THQ and THW.

Each Fund's Audit Committee has adopted Pre-Approval Policies and Procedures pursuant to which the Committee pre-approves all audit and non-audit services provided by the Fund's independent auditor (the "Auditor") and any non-audit services provided by the Auditor to the Fund's investment adviser and service affiliates ("Service Affiliates") during the period of the Auditor's engagement to provide audit services to the Fund, if those services directly impact the Fund's operations and financial reporting. Audit services include those typically associated with the annual audit such as evaluation of internal controls. Non-Audit services include certain services that are audit-related, such as consultations regarding financial accounting and reporting standards and tax services. Certain services may not be provided by the Auditor to the Fund's or the Fund's Service Affiliates without jeopardizing the Auditor's independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment adviser or investment banking services; legal services; and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided, if the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Fund's financial statements. These types of services include bookkeeping; financial information systems design and implementation; appraisal or valuation services; actuarial services; and internal audit outsourcing services.

The Pre-Approval Policies and Procedures of each Fund's Audit Committee require Audit Committee approval of the engagement of the Auditor for each fiscal year and approval of the engagement by at least a majority of the Fund's Independent Trustees. In determining whether to engage the Auditor for its audit services, each Fund's Audit Committee will consider the Auditor's proposed fees for the engagement, in light of the scope and nature of the audit services that the Fund will receive. The Pre-Approval Policies and Procedures also permit each Fund's Audit Committee to pre-approve the provisions of types or categories of permissible non-audit services for the Fund and its Service Affiliates on an annual basis at the time of the Auditor's engagement and on a project-by-project basis. At the time of the annual engagement of each Fund's Auditor, each Audit Committee is to receive a list of the categories of expected non-audit services with a description and an estimated budget of fees. In their pre-approval, each Audit Committee should determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the Auditor and set any limits on fees or other conditions they find appropriate. Non-audit services may also be approved on a project-by-project basis by each Audit Committee consistent with the same standards for determination and information.

Each Audit Committee may also appoint a member of each Committee to pre-approve non-audit services that have not been pre-approved or material changes in the nature or cost of any non-audit services previously pre-approved. The member may not pre-approve any project the estimated budget (or budgeted range) of fees of which exceed or may exceed $15,000. Any actions by the member are to be ratified by the Audit Committee by the time of its next scheduled meeting. Each Fund's Pre-Approval Policies and Procedures are reviewed annually by the Fund's Audit Committee, and the Fund maintains a record of the decisions made by the Committee pursuant to these procedures.

Required Vote

The selection of Deloitte & Touche LLP as each Fund's independent public accountants for the fiscal year ending September 30, 2017 is submitted to shareholders for ratification and requires approval by a majority of each Fund's shares voting at the Joint Annual Meeting. The Trustees recommend a vote FOR the selection of Deloitte & Touche LLP as the independent registered public accountants of each Fund.

INFORMATION PERTAINING TO THE CUSTODIAN AND ADMINISTRATOR AND
TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

Each Fund's securities and cash are held under a custodian contract by State Street Bank and Trust Company ("State Street"), whose principal business address is One Lincoln Street, Boston, MA 02111. State Street is also the Administrator of each Fund and also performs certain accounting related functions for each Fund, including calculation of net asset value and net income.

Computershare Inc. serves as Dividend Disbursing Agent. Computershare Trust Company, N.A., a fully owned subsidiary of Computershare Inc., serves as (1) the Plan Agent for each Fund's Dividend Reinvestment Plan and (2) the Transfer Agent and Registrar for Shares of each Fund. Computershare Trust Company, N.A. and Computershare Inc. have their principal business at 250 Royall Street, Canton, MA 02021.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and Section 30(j) of the 1940 Act, as applied to each Fund, require the Fund's officers and trustees, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the Fund's outstanding securities ("Reporting Persons") to file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the NYSE. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based solely upon its review of the copies of such forms received by it, and written representations from certain Reporting Persons that no year-end reports were required for those persons, each Fund believes that during the fiscal year ended September 30, 2016, its Reporting Persons complied with all applicable filing requirements.

OTHER BUSINESS

As of the date of this Joint Proxy Statement, the Board of each Fund is not aware that any matters are to be presented for action at the Joint Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying Proxy will be voted thereon in accordance with the judgment of the persons named as proxies.

PROXIES AND VOTING AT THE ANNUAL MEETING

Shareholders who execute proxies may revoke them at any time before they are voted by written notice to the Secretary of the Fund at 100 Federal Street, 19th Floor, Boston, MA 02110, or by casting a vote at the Joint Annual Meeting. Instructions on how to attend the meeting and vote in person can be obtained by calling (617) 772-8500. All valid proxies received prior to the Joint Annual

Meeting, or any adjournment(s) or postponements(s) thereof, will be voted at the Joint Annual Meeting and any adjournments or postponements thereof.

The representation in person or by proxy of a majority of the outstanding shares of each Fund is necessary to constitute a quorum for transacting business at the Joint Annual Meeting. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" will be treated as shares that are present. Broker non-votes are proxies received by each Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Proposals 1 and 2 to be voted upon by the shareholders involve matters that the NYSE considers to be routine and within the discretion of brokers to vote if no customer instructions are received.

Proposal 1 requires the approval of a plurality of shares voting at the Joint Annual Meeting (i.e., the nominee for each seat receiving the greatest number of votes will be elected).

Proposal 2 requires the approval of a majority of all votes validly cast at the Joint Annual Meeting.

Abstentions and broker non-votes will be considered shares present or represented by a proxy but will not be considered shares voted. As a result, they will have no effect on Proposals 1 or 2.

Matters on which a choice has been provided will be voted as indicated on the proxy card and, if no instruction is given, the persons named as proxies will vote the shares represented thereby FOR all nominees for election as Trustee and FOR Proposal 2 and will use their best judgment in connection with the transaction of such other business as may properly come before the Joint Annual Meeting or any adjournment(s) or postponement(s) thereof.

In the event that sufficient votes in accordance with the Trustees' recommendations on any Proposal are not received by June 15, 2017 or the necessary quorum has not been obtained, or if other matters arise requiring shareholder attention, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Joint Annual Meeting to permit further solicitation. Any such adjournment will require approval by a majority of the votes validly cast on the matter at the session of the Joint Annual Meeting to be adjourned. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more items prior to such adjournment, if sufficient votes have been received and it is otherwise appropriate. Abstentions and broker non-votes will be disregarded for purposes of voting on adjournment.

As of April 19, 2017, there were:

	HQH	THQ	THW
Shares of beneficial interest	39,855,383	43,516,090	30,855,175

Shareholders of each Fund will be entitled to one vote for each share held. Only shareholders of record at the close of business on April 19, 2017, the record date, will be entitled to vote at the Joint Annual Meeting. As of March 31, 2017, the Trustees and officers of each Fund individually and as a group beneficially owned less than 1% of the outstanding voting securities of the Fund. To the best of each

Fund's knowledge, based upon filings made with the SEC, as of April 13, 2017, the below persons or groups beneficially owned more than 5% of the voting securities of the Fund:

(1) Title of class	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership	(4) Percent of class
HQH Common Stock	Morgan Stanley Morgan Stanley Smith Barney LLC 1858 Broadway New York, NY 10036	3,124,232 shares*	11.5%
THQ Common Stock	Morgan Stanley Morgan Stanley Smith Barney LLC 1858 Broadway New York, NY 10036	1,968,614**	6.6%
THW Common Stock	Morgan Stanley Morgan Stanley Smith Barney LLC 1858 Broadway New York, NY 10036	1,293,644***	6.5%

  *  Morgan Stanley and/or certain of its operating units (including Morgan Stanley Smith Barney LLC) have shared dispositive power with respect to 3,124,232 shares and shared voting power with respect to 4,416,616 shares.

  **  Morgan Stanley and/or certain operating units (including Morgan Stanley Smith Barney LLC) have shared dispositive power with respect to 1,968,614 shares, shared voting power with respect to 2,825,462 shares and sole voting power with respect to 1,100 shares.

  ***  Morgan Stanley and/or certain operating units (including Morgan Stanley Smith Barney LLC) have shared dispositive power with respect to 1,293,644 shares, shared voting power with respect to 1,946,789 shares and sole voting power with respect to 2,200 shares.

PROPOSALS FOR 2018 ANNUAL MEETING

Shareholder proposals for each Fund's 2018 Annual Meeting must be received by U.S. mail, a private courier service, or hand delivery and be addressed to the Fund's Secretary at the Fund's executive offices at 100 Federal Street, 19th Floor, Boston, Massachusetts 02110 no later than December 21, 2017 for inclusion in the Fund's 2018 proxy statement and form of proxy, unless the meeting date is more than 30 days before or after June 15, 2018, in which case the proposal must be submitted a reasonable time before the time the Fund begins to print and send its proxy materials for the 2018 Annual Meeting. Submission of such proposals does not insure that they will be included in the Fund's 2018 proxy statement or submitted for a vote at the Fund's 2018 Annual Meeting.

In addition, shareholder proposals for each Fund's 2018 Annual Meeting (other than proposals submitted for inclusion in the Fund's 2018 proxy statement) must be submitted to the Fund's Secretary between February 15, 2018 and March 17, 2018, unless the meeting date is more than 30 days before or after June 15, 2018, in which case the proposal must be submitted by the later of the close of business on (1) the date 90 days prior to the 2018 Annual Meeting date or (2) the tenth business day following the date on which the 2018 Annual Meeting date is first publicly announced or disclosed.

GENERAL

Each Fund will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and Joint Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, internet, telephone or telegraph. The solicitation of proxies will be largely by mail. In addition, certain officers of the Fund and certain employees of the Adviser, who will receive no compensation for their services other than their regular salaries, may solicit the return of proxies personally or by telephone or facsimile. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the shares of each Fund. Each Fund may reimburse brokerage houses, nominees and other fiduciaries for postage and reasonable expenses incurred by them in forwarding of proxy material to beneficial owners.

A number of banks, brokers and financial institutions have instituted "householding". Under this practice, only one Joint Proxy Statement may be delivered to multiple shareholders who share the same address and satisfy other conditions. Each Fund will deliver promptly a separate copy of this Joint Proxy Statement to a shareholder at a shared address upon request. To request a separate copy of this Joint Proxy Statement, write or call the Fund at the address and phone number set forth above.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 15, 2017

The Joint Proxy Statement for the Joint Annual Meeting of Shareholders of Tekla Healthcare Investors, Tekla Healthcare Opportunities Fund and Tekla World Healthcare Fund and form of proxy are available at www.proxy-direct.com/TKL-28673.

TEKLA HEALTHCARE INVESTORS
TEKLA HEALTHCARE OPPORTUNITIES FUND
TEKLA WORLD HEALTHCARE FUND

April 20, 2017

EXHIBIT A

Governance and Nominating Committee Charter

For convenience, this Charter refers to the Funds and their respective Boards of Trustees (each the "Board"), and their respective Governance and Nominating Committees (each the "Committee" or the "Governance and Nominating Committee") in the singular. However, this Charter applies to each Fund, its Board and its Committee independently.

Committee Membership

The Committee shall consist entirely of trustees of the Fund who (1) are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund or the Fund's investment adviser and (2) are "independent" as defined in the New York Stock Exchange ("NYSE") Listing Standards ("Independent Trustees"). The President of the Fund, although not a member of the Committee, will cooperate with the Committee by assisting the Committee to discharge its responsibilities, including by recommending candidates and recruiting them for the Board or to serve as executive officers of the Fund.

Missions

The principal missions of the Committee are (i) to review, evaluate, and enhance the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund and (ii) to promote the effective participation of qualified individuals on the Board, on committees of the Board, and as executive officers of the Fund. The Committee shall consider the Corporate Governance Guidelines attached to this Charter as Appendix A in fulfilling its missions.

Governance Function

The Committee shall review, discuss, and make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. These may include, but are not limited to, issues relating to:

1.  the selection of the Fund's investment adviser (the "Adviser") and approval of the Fund's investment advisory contract;

2.  the selection and approval of the Fund's outside counsel ("Fund Counsel");

3.  the composition of the Board, including:

(a)  the size of the Board and the qualifications and representative areas of expertise of the members of the Board; and

(b)  retirement and succession policies relating to members of the Board;

4.  the members of the Board, including:

(a)  guidelines relating to ownership of shares of the Fund by members of the Board;

(b)  whether members of the Board may not serve in a similar capacity on the board of a registered investment company (i) which is not sponsored or advised by the Adviser or its affiliates and (ii) which the Committee in its discretion has determined to be competitive with the Fund taking into account such registered investment company's investment mandate;

(c)  continuing education of members of the Board; and

(d)  identification of best practices for members of the Board;

5.  the meetings of the Board, including:

(a)  coordination with the Chairman of the Board in developing the agenda for the meetings of the Board, with the assistance of the Adviser and Fund Counsel;

(b)  frequency of meetings of the Board; and

(c)  Board meeting attendance policies;

6.  the role of the Independent Trustees, including:

(a)  limitations on the ability of Independent Trustees to act and function independently of the Board and the Adviser; and

(b)  the quality of information received by the Independent Trustees;

7.  compensation for Independent Trustees;

8.  the role of the committees of the Board, including:

(a)  number and type of committees; and

(b)  periodic approval of the charter and scope of the responsibilities of each committee;

9.  the relationship between the Board and management, including:

(a)  oversight of and communication with management;

(b)  coordination with management to ensure that management has developed an appropriate plan to deal with succession and potential crisis management situations; and

10.  Board self-evaluation.

Nominating Function – Board

1.  The Committee shall make nominations for trustees and officers of the Fund and submit such nominations to the full Board. The Committee shall evaluate candidates' qualifications for such positions and, in the case of candidates for election to the Board, whether they would qualify as Independent Trustees. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (e.g. business, financial or family relationships with the Adviser). In determining candidates' qualifications for Board membership, the Committee shall consider factors which may be delineated in this Charter or the Fund's By-Laws and may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board.

2.  The Committee may consider potential trustee candidates recommended by shareholders, provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its trustees; and (ii) qualify as Independent Trustees. In order for the Committee to evaluate any nominee recommended by a shareholder or shareholder group, potential trustee candidates and nominating shareholders or shareholder groups must satisfy the requirements provided in Appendix B to this Charter. The Committee shall not otherwise evaluate shareholder trustee nominees in a different manner than other nominees, and the standard of the Committee is to treat all equally qualified nominees in the same manner. Once a nomination has been timely received in proper form, the nominee will be asked to complete an eligibility questionnaire to assist the Committee in assessing the nominee's qualifications as a potential Independent Trustee. The Committee will make such determinations in its sole discretion and such determinations shall be final.

3.  The Committee may identify prospective trustees from any reasonable source, including, but not limited to, the consultation of third-party trustee search services.

4.  The Committee requires that each prospective trustee have a college degree or equivalent business experience. In addition to the requirements delineated in the Fund's By-Laws, the Committee may take into account a wide variety of factors in considering prospective trustees, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) the candidate's ability, judgment and expertise; and (vi) overall diversity of the Board's composition.

6.  The Committee shall evaluate the participation and contribution of each trustee coming to the end of his or her term before deciding whether to recommend reelection. The Committee may seek the views of other trustees to assist them in this evaluation.

Nominating Function – Committees

The Committee shall make nominations for membership on all committees of the Board and submit such nominations to the full Board and shall review committee assignments as necessary.

Other Powers and Responsibilities

1.  The Committee shall meet at least annually so it can carry out its review of the investment advisory agreement, recommend the selection of an Adviser, and consider Board and Committee nominations. The Committee shall meet at such other time or times as the Committee or the Board may determine appropriate or necessary and is empowered to hold special meetings as circumstances require.

2.  The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund Counsel and to retain experts or other persons with specific competence at the expense of the Fund.

3.  The Committee shall review this Charter periodically and recommend any changes to the Board.

APPENDIX A

Corporate Governance Guidelines

1.  General

The intent is that the Board shall, wherever possible, comply in its structure and operations with the guidelines issued by the NYSE and the Securities and Exchange Commission ("SEC").

2.  Board Composition

(a)  The Fund's Declaration of Trust, as amended, provides that the Trustees shall be at least three and not more than fifteen in number, as fixed by the Trustees, and the number of Trustees is currently fixed at seven.

(b)  Independent Trustees shall represent at least 75% of Board membership.

(c)  The President of the Adviser, and such other officers of the Adviser as the Board may designate, shall be included among those nominated for Board membership, but they shall not be considered as Independent Trustees.

(d)  The Board shall seek to be broadly representative of the various skills and experience deemed necessary to ensure sound oversight of the Fund.

3.  Selection of Chairman of the Board

The Board shall annually elect its own Chairman from among those Independent Trustees elected by the shareholders. This election shall take place at the first Board meeting following the annual meeting of shareholders or upon the initiative of a two-thirds majority of the trustees.

4.  General Expectations

(a)  In serving as a trustee, each trustee must exercise duties of care and loyalty to the Fund.

(b)  Each Independent Trustee is expected to be knowledgeable about Fund business and financial operations through Board and Board committee meetings and personal inquiry and observation, and to contribute to the Board's oversight of the Fund's investment performance.

(c)  Each trustee is expected to devote sufficient time and attention to carrying out his or her duties and responsibilities as a trustee of the Fund and to ensure that other commitments or responsibilities do not materially interfere with his or her duties and responsibilities to the Fund.

(d)  The criteria to be used to evaluate candidates to serve as trustees, which will be reviewed from time to time by the Board or the Governance and Nominating Committee, will stress personal and professional integrity, sound judgment, relevant experience, a proven record of professional accomplishment, and a commitment to devote sufficient time and attention to Fund matters, among other relevant factors. In the case of a candidate to serve as an Independent Trustee, independence will be required in terms of both the letter and spirit of applicable law.

5.  Retirement of Trustees

Trustees shall serve for a three-year term upon nomination by the Committee and election by the shareholders. No person may be nominated for election to the Board, if that person is 75 years of age or older at the time of consideration, unless such nomination is approved by at least 66 2/3% of the Independent Trustees.

6.  Independent Trustee Sessions

Independent Trustees are expected to meet in separate session at least once each quarter, typically in conjunction with the regularly scheduled Board meeting for that quarter. In such sessions, Independent Trustees are expected to engage in candid discussions about Fund management performance and other sensitive matters deemed appropriate.

7.  Independent Trustee Authority to Hire Staff

Independent Trustees may hire their own staff to the extent deemed necessary to help Independent Trustees deal with matters on which they deem outside assistance to be necessary.

8.  Committees of the Board

(a)  The Board shall have four Committees:

(i)  an Audit Committee;

(ii)  a Valuation Committee;

(iii)  a Governance and Nominating Committee; and

(iv)  a Qualified Legal Compliance Committee.

(b)  A Compensation Committee, generally required by SEC and NYSE guidelines, is not deemed necessary as personnel of the Adviser serve as the Fund's officers, and the compensation of such personnel is determined and payable by the Adviser (with the exception of the Fund's Chief Compliance Officer). Oversight of the Adviser's budget, including compensation, shall be a factor in the Board's approval of the Adviser's investment advisory contract.

(c)  Each of the Board's committees shall have a charter (or policies and procedures), which shall have been approved by the Board. The Governance and Nominating Committee shall review periodically each such charter and recommend any changes to the Board. The Audit Committee shall review its charter annually to comply with NYSE Listing Standards and recommend any changes to the Board.

(d)  Committee Chairman and members shall be nominated by the Governance and Nominating Committee and approved by the Board.

(e)  The Audit Committee, Governance and Nominating Committee and Qualified Legal Compliance Committee shall each consist solely of Independent Trustees.

9.  Board Meetings

(a)  The Board is expected to meet no less than four times per year, including one meeting which coincides with the annual meeting of shareholders.

(b)  Trustees are expected to attend all Board meetings in person. Where conflicts prevent attendance in person, trustees may attend by telephone or video conference. It is expected that, during their term, trustees shall attend no fewer than 50% of Board meetings in person and no less than 75% of meetings where a majority of Independent Trustees must be present in person.

(c)  Agendas for Board meetings shall be proposed by the Adviser and Fund Counsel and approved by the Chairman of the Board at least two weeks in advance of each Board meeting and one month in advance of the annual meeting of shareholders.

(d)  Minutes for each Board meeting shall be prepared and circulated within six weeks of each Board meeting and shall highlight items on which follow-up action is required.

(e)  In their role as trustees, all trustees owe a duty of loyalty to the shareholders and to the Fund. This duty of loyalty mandates that the best interests of the shareholders and the Fund take precedence over any interests possessed by a trustee. In the event of any conflict of interests, a trustee shall promptly disclose such conflict to the Chairman of the Board and Fund Counsel and recuse him or herself from any discussions or votes involving the conflict.

(f)  The proceedings of the Board and its committees are confidential. Each trustee shall maintain the confidentiality of information received as part of his or her duty as a trustee.

10.  Board Access to Senior Management and Key Service Providers

Trustees must have reasonable access to Fund management and senior management of the Adviser. Trustees must have reasonable access to Fund Counsel, auditors, and other key service providers. Independent Trustees must have reasonable access to independent legal counsel. The Chairman of the Board is responsible for fostering constructive interaction between Fund management and the Board. The chairman of each committee is responsible for fostering constructive interaction between Fund management and the committee.

11.  Trustee Education

(a)  New trustees will review background materials and participate in an orientation program that includes discussions with incumbent trustees and senior management. Topics covered will include investment operations, compliance practices and operations, financial operations, and organizational structure.

(b)  Continuing trustee education will be a standing agenda item for each regularly scheduled meeting to cover timely topics based on industry developments and Fund operations.

12.  Review of Strategic Planning

The Board will periodically review the continued organizational strength of the Fund, Fund management, and the Adviser to ensure the Fund's continued short-term and long-term viability. At least biannually, the Board will review the Fund's annual and longer term strategic business plans and management development and succession plan.

13.  Board Compensation

The Independent Trustees will establish and periodically review their compensation.

14.  Insurance Coverage and Indemnification

The Fund will maintain directors' and officers'/errors and omissions insurance coverage and/or indemnification that is adequate to ensure the independence and effectiveness of the Independent Trustees. The Independent Trustees will periodically review the effectiveness of such insurance coverage and/or indemnification.

15.  Board Evaluation

The Governance and Nominating Committee shall prepare a Board self-evaluation instrument that each trustee shall complete annually.

Appendix B

Procedures and Eligibility Requirements for
Shareholder Submission of Nominee Candidates1

A.  Nominee Requirements

Trustee nominees recommended by shareholders must fulfill the following requirements:

1.  The nominee may not be the nominating shareholder, a member of the nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

2.  Neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

3.  Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

4.  The nominee may not be an executive officer, director (or person performing similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

5.  The nominee may not control (as "control" is defined in the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

B.  Nominating Shareholder or Shareholder Group Requirements

The nominating shareholder or shareholder group must meet the following requirements:

1.  Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund's securities that are eligible to vote at the time of submission of the nominee and at the time of the meeting where the nominee may be elected. Each of the securities used for purposes of calculating the required ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment, and the securities used for purposes of calculating the required ownership cannot be held "short."

2.  The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition, the certification shall provide that the shares have been held continuously for at least 2 years.

1  Appendix B applies only to trustee nominee recommendations made by shareholders to the Governance and Nominating Committee. Refer to the Fund's By-laws regarding submission of shareholder proposals for the election of trustees. Unless otherwise specified herein, please refer to the Securities Exchange Act of 1934 and regulations thereunder for interpretations of terms used in this Appendix B.

C.  Deadlines and Limitations

1.  A nominating shareholder or shareholder group may not submit more than one nominee per year.

2.  All nominee submissions must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund's proxy statement for the next annual meeting of the Fund.

D.  Making a Submission

Shareholders recommending potential trustee candidates must substantiate compliance with these requirements at the time of submitting their proposed trustee candidate to the attention of the Fund's Secretary. Notice to the Fund's Secretary should include: (i) the shareholder's contact information; (ii) the trustee candidate's contact information and the number of Fund shares owned by the proposed candidate; (iii) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the 1934 Act; and (iv) a notarized letter executed by the trustee candidate, stating his or her intention to stand for election and be named in the Fund's proxy statement, if nominated by the Board, and to serve as a trustee, if so elected.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 100 Federal Street, 19th Floor Boston, MA 02110 on June 15, 2017 at 1:30 P.M. Eastern Time

Please detach at perforation before mailing.

PROXY	TEKLA HEALTHCARE INVESTORS
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 15, 2017

This Proxy is Being Solicited on Behalf of the Board of Trustees. The undersigned hereby appoints Daniel R. Omstead, Ph.D., Oleg M. Pohotsky and Michael W. Bonney and each of them, proxies of the undersigned, with full powers of substitution, to vote at the Joint Annual Meeting of Shareholders of TEKLA HEALTHCARE INVESTORS (the “Fund”) to be held on June 15, 2017 at 1:30 p.m., at 100 Federal Street, 19th Floor, Boston, Massachusetts 02110, and at any adjournment(s) or postponement(s) thereof, all the shares of the Fund outstanding in the name of the undersigned as follows on the reverse of this card.

THIS PROXY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

HQH_28673_033117

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Shareholder Meeting to Be Held on June 15, 2017.

The Joint Proxy Statement and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/TKL-28673

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A	Proposals The Board of Trustees recommends a vote FOR all the nominees listed and FOR Proposals 2.

1.	The election of two Class A Trustees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01. Rakesh K. Jain, Ph.D. 02. Lucinda H. Stebbins, CPA	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

		FOR	AGAINST	ABSTAIN

2.	The ratification or rejection of the selection of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2017.	☐	☐	☐

3.	The transaction of such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

608999900109999999999

+

xxxxxxxxxxxxxx	HQH 28673	M xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 100 Federal Street, 19th Floor Boston, MA 02110 on June 15, 2017 at 1:30 P.M. Eastern Time

Please detach at perforation before mailing.

PROXY	TEKLA HEALTHCARE OPPORTUNITIES FUND
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 15, 2017

This Proxy is Being Solicited on Behalf of the Board of Trustees. The undersigned hereby appoints Daniel R. Omstead, Ph.D., Oleg M. Pohotsky and Michael W. Bonney and each of them, proxies of the undersigned, with full powers of substitution, to vote at the Joint Annual Meeting of Shareholders of TEKLA HEALTHCARE OPPORTUNITIES FUND (the “Fund”) to be held on June 15, 2017 at 1:30 p.m., at 100 Federal Street, 19th Floor, Boston, Massachusetts 02110, and at any adjournment(s) or postponement(s) thereof, all the shares of the Fund outstanding in the name of the undersigned as follows on the reverse of this card.

THIS PROXY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THQ_28673_033117

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Shareholder Meeting to Be Held on June 15, 2017.

The Joint Proxy Statement and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/TKL-28673

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A	Proposals The Board of Trustees recommends a vote FOR all the nominees listed and FOR Proposals 2.

1.	The election of two Class C Trustees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01. Michael W. Bonney 02. Uwe E. Reinhardt, Ph.D.	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

		FOR	AGAINST	ABSTAIN

2.	The ratification or rejection of the selection of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2017.	☐	☐	☐

3.	The transaction of such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

608999900109999999999

+

xxxxxxxxxxxxxx	THQ 28673	M xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 100 Federal Street, 19th Floor Boston, MA 02110 on June 15, 2017 at 1:30 P.M. Eastern Time

Please detach at perforation before mailing.

PROXY	TEKLA WORLD HEALTHCARE FUND
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 15, 2017

This Proxy is Being Solicited on Behalf of the Board of Trustees. The undersigned hereby appoints Daniel R. Omstead, Ph.D., Oleg M. Pohotsky and Michael W. Bonney and each of them, proxies of the undersigned, with full powers of substitution, to vote at the Joint Annual Meeting of Shareholders of TEKLA WORLD HEALTHCARE FUND (the “Fund”) to be held on June 15, 2017 at 1:30 p.m., at 100 Federal Street, 19th Floor, Boston, Massachusetts 02110, and at any adjournment(s) or postponement(s) thereof, all the shares of the Fund outstanding in the name of the undersigned as follows on the reverse of this card.

THIS PROXY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THW_28673_033117

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Joint Annual Shareholder Meeting to Be Held on June 15, 2017.

The Joint Proxy Statement and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/TKL-28673

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A	Proposals The Board of Trustees recommends a vote FOR all the nominees listed and FOR Proposals 2.

1.	The election of three Class B Trustees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01. Rakesh K. Jain, Ph.D. 02. Daniel R. Omstead, Ph.D. 03. Lucinda H. Stebbins, CPA	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

		FOR	AGAINST	ABSTAIN

2.	The ratification or rejection of the selection of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2017.	☐	☐	☐

3.	The transaction of such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

608999900109999999999

+

xxxxxxxxxxxxxx	THW 28673	M xxxxxxxx